UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Managed Income Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds II

▶	BlackRock Managed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock. com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of June 30, 2019	BlackRock Managed Income Fund

Investment Objective

BlackRock Managed Income Fund’s (the “Fund”) investment objective is to seek to maximize current income with consideration for risk-managed total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed its customized benchmark, a blend of 30% S&P 500® Index/70% Bloomberg Barclays U.S. Aggregate Bond Index. For the same period, the Fund’s Institutional and Class K Shares outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, while Investor A and Investor C Shares underperformed.

Performance is reviewed on an absolute basis due to the nature of the Fund’s strategy. The Fund is managed within a risk-controlled framework, and it strives to maintain a consistent yield with a risk profile below that of the benchmark.

What factors influenced performance?

The Fund’s efforts to manage interest rate risk through the use of derivatives modestly detracted from performance given the rally in bond prices. The remainder of the Fund’s positions were generally positive, consistent with the robust returns for the broader market. However, the decision to hold smaller weightings in certain asset classes with strong performance — such as emerging market debt and real estate investment trusts — prevented the Fund from fully participating in the rally. The decision to manage the Fund with a lower level of overall volatility relative to its benchmark also moderated Fund returns somewhat.

The Fund’s allocation to investment-grade corporate bonds was a key contributor to performance. A position in high yield bonds also added value, as the asset class was supported by continued economic growth and the search for yield. Allocations to floating rate bank loans and collateralized loan obligations (“CLOs”) further aided returns. The Fund’s equity exposure, led by U.S. stocks, was an additional contributor.

The Fund employed derivatives during the period. In particular, the Fund held U.S. Treasury futures to keep the portfolio’s duration (a measure of interest rate sensitivity) at the investment adviser’s desired level. The Fund also held equity futures to adjust its risk profile. Additionally, the Fund used equity covered calls to provide an alternative source of income. Positions designed to manage interest rate risk detracted from returns, but the covered calls contributed. The effect of holding equity futures was modestly positive.

Describe recent portfolio activity.

The Fund reduced its allocation to investment grade and high yield bonds on the belief that the strong gains in these areas indicated less potential upside. Accordingly, the investment adviser used the rally as an opportunity to reduce risk. The Fund increased its duration by reducing the extent of its interest rate risk-management strategies. The Fund also sought to add resilience to the portfolio by adding positions in high-quality securities, including CLOs.

Describe portfolio positioning at period end.

The Fund was diversified across a number of income-producing asset classes, including investment-grade debt, bank loans/CLOs, mortgage-backed securities, high yield bonds, global equities, preferred stocks, equity covered calls and cash. While the Fund’s cash position was slightly elevated at period end, it did not have any material impact on Fund performance. The Fund’s duration was approximately 2.1 years at the end of June.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Managed Income Fund

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.59%	3.39%	6.17%	5.95%	N/A	4.03%	N/A	6.81%	N/A
Investor A	3.21	3.04	6.03	5.68	1.45%	3.71	2.87%	6.48	6.05%
Investor C	2.59	2.38	5.74	4.88	3.88	2.96	2.96	5.71	5.71
Class K	3.64	3.47	6.29	6.00	N/A	4.11	N/A	6.92	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (c)	—	—	6.11	7.87	N/A	2.95	N/A	3.90	N/A
Customized Reference Benchmark (d)	—	—	9.89	9.04	N/A	5.40	N/A	7.24	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund may invest up to 100% of its assets in fixed-income securities and up to 30% of its assets in equity securities. The Fund’s returns between July 29, 2013 and October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Investment Grade Bond Portfolio. The Fund’s returns prior to July 29, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(d)

A customized performance benchmark comprised of the returns of the Bloomberg Barclays U.S. Aggregate Bond Index (70%) and the S&P 500® Index (30%). N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,061.70	$1.79	$1,000.00	$1,023.06	$1.76	0.35%
Investor A	1,000.00	1,060.30	3.07	1,000.00	1,021.82	3.01	0.60
Investor C	1,000.00	1,057.40	6.89	1,000.00	1,018.10	6.76	1.35
Class K	1,000.00	1,062.90	1.53	1,000.00	1,023.31	1.51	0.30

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2019 (continued)	BlackRock Managed Income Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	55%
Investment Companies	30
Asset-Backed Securities	9
Equity-Linked Notes	3
Preferred Securities	3
Foreign Agency Obligations	—	(b)

(a)	Total Investments exclude short-term securities.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa (c)	12%
AA/Aa	9
A	33
BBB/Baa	42
BB/Ba	3
B	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, Equity-Linked Notes and Investment Companies.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor C Shares performance shown prior to the Investor C Shares inception date of October 3, 2016 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor C Shares fees. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous pages (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE	7

Schedule of Investments (unaudited) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 8.6%(a)
Allegro CLO VI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 3.72%, 01/17/31(b)	USD	400	$397,824
Allegro CLO X Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.42%), 3.87%, 04/20/32(b)		500	500,193
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 4.01%, 10/15/28(b)		250	249,918
Anchorage Capital CLO Ltd., Series 2018-10A, Class A1A, (LIBOR USD 3 Month + 1.20%), 3.80%, 10/15/31(b)		500	498,673
Ares XXXIR CLO Ltd., Series 2014-31RA, Class A2, (LIBOR USD 3 Month + 1.30%), 3.82%, 05/24/30(b)		500	490,501
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.77%, 10/15/30(b)		250	249,665
Ares XXXVR CLO Ltd., Series 2015-35RA, Class A2, (LIBOR USD 3 Month + 1.40%), 4.00%, 07/15/30(b)		1,000	987,170
ASSURANT CLO I Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 4.29%, 10/20/29(b)		500	498,262
Atlas Senior Loan Fund XI Ltd., Series 2018- 11A, Class A1L, (LIBOR USD 3 Month + 1.10%), 3.69%, 07/26/31(b)		1,000	990,168
Atrium IX, Series 9A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.76%, 05/28/30(b)		500	500,101
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.54%, 07/20/29(b)		500	497,098
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, (LIBOR USD 3 Month + 1.25%), 3.84%, 01/20/29(b)		500	501,202
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.69%, 01/20/31(b)		500	496,531
Benefit Street Partners CLO X Ltd.(b):
Series 2016-10A, Class A1, (LIBOR USD 3 Month + 1.49%), 4.09%, 01/15/29		750	750,468
Series 2016-10A, Class A2, (LIBOR USD 3 Month + 2.00%), 4.60%, 01/15/29		250	250,205
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.57%, 05/15/31(b)		500	495,982
Carlyle US CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.78%, 01/15/30(b)		250	249,259
CBAM Ltd.(b):
Series 2018-5A, Class B1, (LIBOR USD 3 Month + 1.40%), 3.99%, 04/17/31		1,000	978,564
Series 2018-6A, Class A, (LIBOR USD 3 Month + 0.94%), 3.54%, 07/15/31		500	499,043
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 4.10%, 07/15/31		500	491,886
Cedar Funding XI CLO Ltd, Series 2019-11A, Class A1A, (LIBOR USD 3 Month + 1.35%), 3.87%, 05/29/32(b)		500	500,313
CIFC Funding Ltd.(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.85%, 07/16/30		250	250,908
Series 2013-4A, Class A1RR, (LIBOR USD 3 Month + 1.06%), 3.64%, 04/27/31		1,000	990,635

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2013-4A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 3.88%, 04/27/31	USD	650	$638,362
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.63%, 04/24/30		1,000	993,122
Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.48%), 4.07%, 10/21/28		250	250,340
Series 2017-3A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.81%, 07/20/30		1,850	1,849,657
Deer Creek CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.65%), 4.24%, 10/20/30(b)		500	497,489
Dryden 49 Senior Loan Fund(b):
Series 2017-49A, Class A, (LIBOR USD 3 Month + 1.21%), 3.81%, 07/18/30		1,680	1,679,761
Series 2017-49A, Class B, (LIBOR USD 3 Month + 1.70%), 4.30%, 07/18/30		1,000	995,162
Elmwood CLO II Ltd., Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.45%), 4.00%, 04/20/31(b)		500	500,289
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.19%), 3.79%, 10/15/30(b)		750	748,872
Greywolf CLO VII Ltd., Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.77%, 10/20/31(b)		500	497,022
Grippen Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.26%), 3.85%, 01/20/30(b)		500	499,609
Highbridge Loan Management Ltd., Series 12A-18, Class A2, (LIBOR USD 3 Month + 1.50%), 4.10%, 07/18/31(b)		500	489,942
LCM XXIII Ltd., Series 23A, Class A1, (LIBOR USD 3 Month + 1.40%), 3.99%, 10/20/29(b)		500	501,477
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.90%, 03/20/30(b)		500	500,968
Madison Park Funding XXV Ltd., Series 2017- 25A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.76%, 04/25/29(b)		1,500	1,503,480
Madison Park Funding XXVII Ltd., Series 2018- 27A, Class A1A, (LIBOR USD 3 Month + 1.03%), 3.62%, 04/20/30(b)		1,000	989,437
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.84%, 10/20/30(b)		250	248,905
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.77%, 10/18/30(b)		750	749,869
Oaktree CLO Ltd., Series 2014-2A, Class A1AR, (LIBOR USD 3 Month + 1.22%), 3.81%, 10/20/26(b)		412	413,112
OCP CLO Ltd., Series 2017-13A, Class A2A, (LIBOR USD 3 Month + 1.80%), 4.40%, 07/15/30(b)		500	500,276
OHA Loan Funding Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.41%), 3.93%, 08/15/29(b)		500	501,302
OZLM XIX Ltd., Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.82%, 11/22/30(b)		250	250,112
Palmer Square CLO Ltd., Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 3.70%, 07/16/31(b)		1,000	993,629
Regatta Funding LP, Series 2013-2A, Class A1R2, (LIBOR USD 3 Month + 1.25%), 3.75%, 01/15/29(b)		500	500,119

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Regatta XV Funding Ltd., Series 2018-4A, Class A2, (LIBOR USD 3 Month + 1.85%), 4.43%, 10/25/31(b)	USD	700	$699,965
THL Credit Wind River CLO Ltd., Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.25%), 3.85%, 10/15/30(b)		500	499,064
TICP CLO VII Ltd., Series 2017-7A, Class AS, (LIBOR USD 3 Month + 1.23%), 3.83%, 07/15/29(b)		750	749,686
Webster Park CLO Ltd., Series 2015-1A, Class A1BR, (LIBOR USD 3 Month + 1.35%), 3.94%, 07/20/30(b)		1,000	983,932

Total Asset-Backed Securities — 8.6% (Cost: $32,657,078)			32,539,529

Corporate Bonds — 51.9%

Aerospace & Defense — 1.4%
Boeing Co. (The):
2.13%, 03/01/22		290	289,208
2.70%, 05/01/22		105	106,511
2.20%, 10/30/22		60	59,587
2.80%, 03/01/23		20	20,324
2.80%, 03/01/24		300	305,148
3.60%, 05/01/34		15	15,641
3.90%, 05/01/49		35	36,581
Harris Corp.:
3.83%, 04/27/25		75	78,890
4.40%, 06/15/28		65	71,022
L3 Technologies, Inc.:
4.95%, 02/15/21		50	51,665
3.85%, 06/15/23		350	365,195
3.85%, 12/15/26		100	104,676
Lockheed Martin Corp.:
2.90%, 03/01/25		150	154,231
4.07%, 12/15/42		35	38,722
3.80%, 03/01/45		35	37,254
Northrop Grumman Corp.:
3.50%, 03/15/21		280	285,577
2.55%, 10/15/22		320	320,666
3.25%, 01/15/28		255	261,765
Rockwell Collins, Inc.:
2.80%, 03/15/22		65	65,681
3.20%, 03/15/24		50	51,481
3.50%, 03/15/27		45	46,827
4.35%, 04/15/47		30	32,782
United Technologies Corp.:
1.90%, 05/04/20		12	11,961
3.35%, 08/16/21		620	633,696
1.95%, 11/01/21		100	99,195
2.30%, 05/04/22		10	9,991
3.10%, 06/01/22		100	102,307
3.65%, 08/16/23		1,200	1,256,750
2.80%, 05/04/24		170	172,242
4.13%, 11/16/28		190	208,734
4.50%, 06/01/42		105	118,791

			5,413,101

Air Freight & Logistics — 0.1%
FedEx Corp.:
3.25%, 04/01/26		65	67,473
4.55%, 04/01/46		90	92,049
4.05%, 02/15/48		40	38,456

			197,978

Security		Par (000)	Value

Airlines — 0.2%
Air Canada Pass-Through Trust, Series 2017-1, Class AA, 3.30%, 01/15/30(a)	USD	18	$17,675
American Airlines Pass-Through Trust, Series 2017-1, Class AA, 3.65%, 02/15/29		70	72,760
Delta Air Lines, Inc.:
2.88%, 03/13/20		50	50,061
2.60%, 12/04/20		105	104,909
3.63%, 03/15/22		258	262,403
3.80%, 04/19/23		100	102,658
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 08/15/21		132	136,649
Virgin Australia Pass-Through Trust, Series 2013-1, Class B, 6.00%, 10/23/20(a)		20	20,814

			767,929

Auto Components — 0.1%
Aptiv Corp., 4.15%, 03/15/24		32	33,683
ZF North America Capital, Inc., 4.75%, 04/29/25(a)		150	155,015

			188,698

Automobiles — 0.4%
BMW US Capital LLC, 1.85%, 09/15/21(a)		25	24,745
Daimler Finance North America LLC, 2.30%, 02/12/21(a)		500	498,061
Ford Motor Co.:
4.35%, 12/08/26		20	20,167
4.75%, 01/15/43		50	43,637
5.29%, 12/08/46		11	10,232
General Motors Co.:
5.00%, 10/01/28		50	52,511
5.20%, 04/01/45		120	114,592
Hyundai Capital America(a):
1.75%, 09/27/19		20	19,960
2.55%, 04/03/20		40	40,050
Nissan Motor Acceptance Corp.(a):
2.55%, 03/08/21		40	39,877
3.15%, 03/15/21		75	75,623
2.65%, 07/13/22		50	49,844
Volkswagen Group of America Finance LLC(a):
2.40%, 05/22/20		400	399,121
3.88%, 11/13/20		200	204,250

			1,592,670

Banks — 16.2%
ANZ New Zealand Int’l Ltd., 2.20%, 07/17/20(a)		200	199,774
Australia & New Zealand Banking Group Ltd.:
3.30%, 05/17/21		450	458,172
2.63%, 11/09/22		300	302,794
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)(b)(c)		200	220,750
Banco Santander SA:
3.50%, 04/11/22		200	205,169
3.13%, 02/23/23		200	202,875

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(b)	USD	80	$79,913
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(b)		125	125,561
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(b)		1,810	1,844,882
2.50%, 10/21/22		660	661,661
3.30%, 01/11/23		80	82,462
(LIBOR USD 3 Month + 1.16%), 3.12%, 01/20/23(b)		560	568,299
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(b)		1,685	1,702,602
(LIBOR USD 3 Month + 0.78%), 3.55%, 03/05/24(b)		440	456,139
(LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/24(b)		105	110,285
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(b)		220	228,373
Series L, 3.95%, 04/21/25		350	367,000
4.45%, 03/03/26		325	350,559
4.25%, 10/22/26		91	97,219
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(b)		100	105,070
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(b)		150	156,397
(LIBOR USD 3 Month + 1.21%), 3.97%, 02/07/30(b)		100	107,190
Series L, 4.75%, 04/21/45		60	68,837
Bank of Montreal, 1.90%, 08/27/21		150	149,050
Bank of Nova Scotia (The), 2.45%, 09/19/22		160	161,471
Barclays Bank plc, (LIBOR USD 3 Month + 0.65%), 3.22%, 08/07/20(b)		250	250,268
Barclays plc:
3.20%, 08/10/21		350	352,331
(USD Swap Semi 5 Year + 6.77%), 7.88%(b)(c)		425	444,656
3.68%, 01/10/23		200	202,620
(LIBOR USD 3 Month + 1.36%), 4.34%, 05/16/24(b)		200	206,580
BB&T Corp.:
3.20%, 09/03/21		760	773,598
2.75%, 04/01/22		230	232,784
3.75%, 12/06/23		410	432,721
BNP Paribas SA:
5.00%, 01/15/21		480	499,452
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(b)(c)		225	238,219
3.50%, 03/01/23(a)		200	205,733
(USD Swap Semi 5 Year + 1.48%), 4.38%, 03/01/33(a)(b)		200	206,033
Capital One NA, 2.95%, 07/23/21		425	429,549
Citibank NA, (LIBOR USD 3 Month + 0.30%), 2.89%, 10/20/20(b)		625	625,386

Security		Par (000)	Value

Banks (continued)
Citigroup, Inc.:
2.70%, 03/30/21	USD	550	$552,829
2.90%, 12/08/21		325	328,371
2.75%, 04/25/22		330	333,025
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(b)		60	61,026
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(b)		430	435,545
3.88%, 10/25/23		300	317,283
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(b)		30	30,989
3.20%, 10/21/26		155	158,076
4.30%, 11/20/26		275	292,046
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(b)		175	185,144
Citizens Bank NA:
2.25%, 10/30/20		300	299,414
2.55%, 05/13/21		1,040	1,043,078
2.65%, 05/26/22		280	281,888
Commonwealth Bank of Australia(a):
2.75%, 03/10/22		300	303,281
2.50%, 09/18/22		100	100,607
Cooperatieve Rabobank UA:
3.88%, 02/08/22		250	260,181
3.88%, 09/26/23(a)		300	316,461
Credit Agricole SA, (USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(c)		400	462,594
Credit Suisse Group Funding Guernsey Ltd.:
3.13%, 12/10/20		250	251,934
3.45%, 04/16/21		750	761,738
3.80%, 06/09/23		900	933,365
Danske Bank A/S:
2.20%, 03/02/20(a)		200	199,223
5.00%, 01/12/22(a)		200	209,209
(US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%(b)(c)		200	202,826
Discover Bank, 4.20%, 08/08/23		250	265,301
Fifth Third Bancorp:
2.60%, 06/15/22		640	644,401
(LIBOR USD 3 Month + 3.03%), 5.10%(b)(c)		175	173,250
3.65%, 01/25/24		40	42,032
Fifth Third Bank, 3.35%, 07/26/21		940	959,909
HSBC Holdings plc:
3.40%, 03/08/21		550	558,458
2.95%, 05/25/21		1,780	1,795,649
(USD Swap Rate 5 Year + 5.51%), 6.87%(b)(c)		400	422,000
4.88%, 01/14/22		250	264,790
4.25%, 03/14/24		225	237,532
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24(b)		355	371,399
(USD Swap Rate 5 Year + 4.37%), 6.37%(b)(c)		200	210,300
(USD Swap Rate 5 Year + 3.61%), 6.50%(b)(c)		490	513,657
(LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/30(b)		200	208,911
HSBC USA, Inc., 2.75%, 08/07/20		100	100,504
Huntington Bancshares, Inc.:
3.15%, 03/14/21		840	850,410
2.30%, 01/14/22		330	330,004
4.00%, 05/15/25		250	266,723
Huntington National Bank (The),
3.25%, 05/14/21		500	508,261

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
ING Groep NV, 4.10%, 10/02/23	USD	200	$211,276
Intesa Sanpaolo SpA, 3.13%, 07/14/22(a)		375	371,186
JPMorgan Chase & Co.:
2.40%, 06/07/21		225	225,607
(LIBOR USD 3 Month + 0.61%), 3.01%, 06/18/22(b)		410	410,709
3.25%, 09/23/22		60	61,640
2.97%, 01/15/23		1,180	1,197,125
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(b)		275	277,686
2.70%, 05/18/23		260	262,666
(LIBOR USD 3 Month + 1.23%), 3.81%, 10/24/23(b)		260	263,930
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(b)		1,585	1,643,284
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(b)		105	110,119
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(b)		25	26,503
(LIBOR USD 3 Month + 1.12%), 4.01%, 04/23/29(b)		310	334,405
(LIBOR USD 3 Month + 1.16%), 3.70%, 05/06/30(b)		145	152,884
Series U, (LIBOR USD 3 Month + 0.95%), 3.53%, 02/02/37(b)		590	483,393
5.63%, 08/16/43		130	165,153
4.85%, 02/01/44		65	77,401
4.95%, 06/01/45		105	124,678
Series W, (LIBOR USD 3 Month + 1.00%), 3.52%, 05/15/47(b)		192	149,205
(LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/48(b)		20	21,220
(LIBOR USD 3 Month + 1.22%), 3.90%, 01/23/49(b)		50	52,415
KeyBank NA, 3.35%, 06/15/21		250	255,127
KeyCorp, 2.90%, 09/15/20		875	880,785
Lloyds Banking Group plc:
3.10%, 07/06/21		600	607,447
4.05%, 08/16/23		510	532,363
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(b)(c)		200	197,624
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22		63	63,988
3.22%, 03/07/22		145	148,060
2.67%, 07/25/22		95	95,263
3.46%, 03/02/23		580	596,296
3.76%, 07/26/23		210	219,591
Mizuho Financial Group, Inc., 2.63%, 04/12/21(a)		200	200,625
National Australia Bank Ltd.:
2.50%, 01/12/21		250	250,831
3.63%, 06/20/23		300	313,406
Nordea Bank Abp(a):
2.13%, 05/29/20		200	199,573
3.75%, 08/30/23		220	228,997
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(b)(c)		200	211,000
Regions Bank, (LIBOR USD 3 Month + 0.50%), 3.37%, 08/13/21(b)		485	489,128
Regions Financial Corp., 3.80%, 08/14/23		200	209,248
Royal Bank of Canada, 2.35%, 10/30/20		50	50,102

Security	Par (000)		Value

Banks (continued)
Royal Bank of Scotland Group plc:
(USD Swap Semi 5 Year + 5.80%), 7.50%(b)(c)	USD	200	$205,000
(USD Swap Semi 5 Year + 7.60%), 8.62%(b)(c)		400	431,100
3.88%, 09/12/23		1,550	1,590,378
(LIBOR USD 3 Month + 1.76%), 4.27%, 03/22/25(b)		200	206,838
Santander Holdings USA, Inc., 3.70%, 03/28/22		100	102,426
Santander UK Group Holdings plc,
2.88%, 08/05/21		605	605,345
Santander UK plc:
2.13%, 11/03/20		200	199,012
5.00%, 11/07/23(a)		200	210,929
Skandinaviska Enskilda Banken AB:
2.45%, 05/27/20(a)		750	750,884
2.80%, 03/11/22		470	475,251
Societe Generale SA, (USD Swap Rate 5 Year + 5.87%), 8.00%(a)(b)(c)		400	441,000
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(a)(b)(c)		200	211,500
Sumitomo Mitsui Financial Group, Inc.:
(LIBOR USD 3 Month + 1.68%), 4.13%, 03/09/21(b)		120	122,471
2.06%, 07/14/21		1,000	995,870
2.44%, 10/19/21		450	450,640
3.10%, 01/17/23		265	269,729
SunTrust Banks, Inc.:
2.25%, 01/31/20		30	29,975
(LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/21(b)		330	334,964
2.70%, 01/27/22		455	458,320
2.80%, 05/17/22		240	243,057
2.45%, 08/01/22		100	100,300
4.00%, 05/01/25		40	42,831
Svenska Handelsbanken AB:
2.40%, 10/01/20		500	500,610
3.35%, 05/24/21		250	254,653
Swedbank AB(a):
2.65%, 03/10/21		410	410,181
2.80%, 03/14/22		300	300,634
Toronto-Dominion Bank (The):
2.55%, 01/25/21		50	50,272
1.80%, 07/13/21		100	99,270
UBS Group Funding Switzerland AG:
2.95%, 09/24/20(a)		600	603,989
3.00%, 04/15/21(a)		400	403,659
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)(b)		200	201,749
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)(b)(c)		400	424,928
(USD Swap Semi 5 Year + 4.87%), 7.00%(b)(c)		200	219,000
US Bank NA:
3.15%, 04/26/21		425	432,710
2.85%, 01/23/23		470	478,533
2.80%, 01/27/25		250	255,196
Wachovia Capital Trust II, (LIBOR USD 3 Month + 0.50%), 3.10%, 01/15/27(b)		20	18,400

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Wells Fargo & Co.:
2.55%, 12/07/20	USD	680	$681,906
2.50%, 03/04/21		350	350,763
2.10%, 07/26/21		300	298,374
3.50%, 03/08/22		420	432,137
2.63%, 07/22/22		115	115,830
3.75%, 01/24/24		1,135	1,193,294
3.00%, 02/19/25		75	76,264
(LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/27(b)		90	91,719
4.15%, 01/24/29		80	87,151
4.90%, 11/17/45		75	87,105
4.40%, 06/14/46		205	221,324
Wells Fargo Bank NA, 2.60%, 01/15/21		250	251,019
Westpac Banking Corp.:
2.80%, 01/11/22		80	80,995
2.75%, 01/11/23		500	506,539
(USD Swap Rate 5 Year + 2.89%), 5.00%(b)(c)		435	419,558

			61,553,579

Beverages — 0.6%
Anheuser-Busch Cos. LLC:
4.70%, 02/01/36		300	329,091
4.90%, 02/01/46		97	108,003
Anheuser-Busch InBev Finance, Inc.,
3.30%, 02/01/23		269	277,651
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		650	678,915
4.15%, 01/23/25		40	43,329
4.75%, 01/23/29		120	136,225
4.44%, 10/06/48		110	114,960
5.55%, 01/23/49		15	18,382
5.80%, 01/23/59		30	37,603
Constellation Brands, Inc., 3.20%, 02/15/23		40	40,895
Keurig Dr Pepper, Inc., 4.06%, 05/25/23		205	215,225
Molson Coors Brewing Co., 2.10%, 07/15/21		175	173,834

			2,174,113

Biotechnology — 0.9%
AbbVie, Inc.:
2.90%, 11/06/22		250	251,667
3.20%, 11/06/22		125	126,849
2.85%, 05/14/23		530	534,683
3.75%, 11/14/23		734	764,191
3.20%, 05/14/26		225	227,460
4.50%, 05/14/35		50	51,580
4.88%, 11/14/48		70	73,675
Amgen, Inc.:
3.88%, 11/15/21		100	103,200
3.63%, 05/15/22		55	56,740
4.40%, 05/01/45		100	106,232
Baxalta, Inc., 3.60%, 06/23/22		9	9,235
Celgene Corp.:
2.25%, 08/15/21		30	29,901
2.75%, 02/15/23		75	75,666
Gilead Sciences, Inc.:
3.25%, 09/01/22		370	380,282
2.50%, 09/01/23		315	317,367
3.70%, 04/01/24		190	201,584
3.50%, 02/01/25		100	104,930
4.50%, 02/01/45		6	6,548
4.75%, 03/01/46		75	85,330

			3,507,120

Security	Par (000)		Value

Capital Markets — 2.6%
Bank of New York Mellon Corp. (The):
Series E, (LIBOR USD 3 Month + 3.42%), 4.95%(b)(c)	USD	375	$380,910
2.50%, 04/15/21		75	75,412
2.05%, 05/03/21		100	99,798
2.95%, 01/29/23		350	357,328
3.25%, 05/16/27		125	129,572
Credit Suisse AG, 3.00%, 10/29/21		300	304,755
Credit Suisse Group AG(a)(b)(c):
(USD Swap Semi 5 Year + 4.60%), 7.50%		425	453,930
(USD Swap Semi 5 Year + 3.46%), 6.25%		400	416,500
Deutsche Bank AG:
2.95%, 08/20/20		80	79,555
4.25%, 02/04/21		340	343,004
Goldman Sachs Group, Inc. (The):
Series L, (LIBOR USD 3 Month + 3.88%), 6.43%(b)(c)		125	124,850
2.60%, 12/27/20		65	65,062
2.63%, 04/25/21		650	652,210
5.75%, 01/24/22		200	216,157
3.00%, 04/26/22		275	277,630
(LIBOR USD 3 Month + 1.11%), 3.70%, 04/26/22(b)		1,170	1,179,749
3.63%, 01/22/23		70	72,622
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(b)		260	262,796
(LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/23(b)		75	75,725
3.50%, 01/23/25		50	51,728
3.75%, 02/25/26		100	104,382
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(b)		125	134,063
5.15%, 05/22/45		105	120,179
Intercontinental Exchange, Inc.:
2.35%, 09/15/22		50	50,053
4.25%, 09/21/48		40	44,620
Morgan Stanley:
2.50%, 04/21/21		420	420,787
2.63%, 11/17/21		490	492,965
2.75%, 05/19/22		1,130	1,141,855
4.88%, 11/01/22		150	160,525
3.13%, 01/23/23		765	782,264
3.75%, 02/25/23		250	261,154
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(b)		95	99,040
3.95%, 04/23/27		50	52,299
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(b)		150	156,187
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(b)		250	262,285
(LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(b)		60	66,376
State Street Corp., (LIBOR USD 3 Month + 0.77%), 3.78%, 12/03/24(b)		55	57,968

			10,026,295

Chemicals — 1.0%
Airgas, Inc., 2.38%, 02/15/20		30	30,000
Dow Chemical Co. (The):
3.00%, 11/15/22		800	811,020
4.38%, 11/15/42		89	90,016

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
DuPont de Nemours, Inc.:
3.77%, 11/15/20	USD	325	$331,220
4.21%, 11/15/23		760	813,529
4.49%, 11/15/25		105	116,189
5.32%, 11/15/38		60	70,451
5.42%, 11/15/48		35	42,529
Sherwin-Williams Co. (The):
2.25%, 05/15/20		600	598,919
2.75%, 06/01/22		750	757,696
4.50%, 06/01/47		10	10,666

			3,672,235

Commercial Services & Supplies — 0.1%
RELX Capital, Inc., 3.50%, 03/16/23		40	41,308
Republic Services, Inc.:
5.25%, 11/15/21		60	63,932
3.38%, 11/15/27		35	36,187
3.95%, 05/15/28		15	16,182
Waste Management, Inc.:
3.20%, 06/15/26		50	52,013
3.45%, 06/15/29		35	36,893

			246,515

Communications Equipment — 0.0%
Cisco Systems, Inc., 2.50%, 09/20/26		170	171,071

Consumer Finance — 3.1%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		150	152,206
4.50%, 05/15/21		150	154,681
4.63%, 07/01/22		430	449,085
4.13%, 07/03/23		150	155,994
4.88%, 01/16/24		250	268,451
American Express Co.:
2.20%, 10/30/20		245	244,707
(LIBOR USD 3 Month + 0.53%), 3.05%, 05/17/21(b)		45	45,170
2.50%, 08/01/22		165	166,047
3.40%, 02/27/23		140	144,931
3.40%, 02/22/24		555	579,017
American Honda Finance Corp.:
1.65%, 07/12/21		30	29,676
2.60%, 11/16/22		330	334,155
3.45%, 07/14/23		115	119,941
Capital One Financial Corp.:
2.40%, 10/30/20		475	475,523
3.05%, 03/09/22		860	873,383
3.50%, 06/15/23		135	140,165
4.25%, 04/30/25		150	160,744
Caterpillar Financial Services Corp.:
3.15%, 09/07/21		55	56,094
2.40%, 06/06/22		35	35,303
2.55%, 11/29/22		50	50,595
Discover Financial Services:
3.85%, 11/21/22		60	62,568
4.10%, 02/09/27		75	78,125
Ford Motor Credit Co. LLC:
2.68%, 01/09/20		500	499,695
2.46%, 03/27/20		200	199,410
2.43%, 06/12/20		1,380	1,374,762
3.34%, 03/18/21		240	241,232
3.81%, 10/12/21		200	203,008
5.58%, 03/18/24		200	214,676
4.13%, 08/04/25		200	200,368

Security	Par (000)		Value

Consumer Finance (continued)
General Motors Financial Co., Inc.:
2.65%, 04/13/20	USD	130	$129,965
3.70%, 11/24/20		960	972,406
3.20%, 07/06/21		55	55,483
4.38%, 09/25/21		160	165,152
3.25%, 01/05/23		775	777,813
3.70%, 05/09/23		580	588,433
4.15%, 06/19/23		275	283,249
3.95%, 04/13/24		210	214,549
4.00%, 01/15/25		50	50,751
4.30%, 07/13/25		35	36,076
Series B, (LIBOR USD 3 Month + 3.44%), 6.50%(b)(c)		224	215,040
John Deere Capital Corp.:
3.45%, 06/07/23		200	209,465
2.60%, 03/07/24		110	111,191
PACCAR Financial Corp., 2.80%, 03/01/21		60	60,551
Synchrony Financial, 4.38%, 03/19/24		30	31,414
Toyota Motor Credit Corp., 2.80%, 07/13/22		50	51,011

			11,662,261

Containers & Packaging — 0.0%
International Paper Co., 4.35%, 08/15/48		40	39,247
WRKCo, Inc., 3.75%, 03/15/25		55	57,063

			96,310

Diversified Consumer Services — 0.0%
Boston University, Series CC, 4.06%, 10/01/48		21	23,603

Diversified Financial Services — 0.3%
GE Capital International Funding Co. Unlimited Co.:
2.34%, 11/15/20		200	199,051
4.42%, 11/15/35		200	197,951
Shell International Finance BV:
2.25%, 01/06/23		400	400,819
3.50%, 11/13/23		180	189,016
3.63%, 08/21/42		25	25,803

			1,012,640

Diversified Telecommunication Services — 1.7%
AT&T, Inc.:
2.80%, 02/17/21		400	402,505
3.20%, 03/01/22		1,320	1,348,097
3.40%, 06/15/22		50	51,334
2.63%, 12/01/22		170	171,159
3.60%, 02/17/23		450	467,073
3.60%, 07/15/25		42	43,564
3.88%, 01/15/26		83	86,787
3.80%, 02/15/27		70	72,847
4.50%, 05/15/35		305	319,276
5.35%, 09/01/40		70	79,012
4.65%, 06/01/44		17	17,542
4.50%, 03/09/48		85	86,905
5.15%, 02/15/50		5	5,521
Deutsche Telekom International Finance BV, 2.23%, 01/17/20(a)		150	149,612
Telefonica Emisiones SA:
5.88%, 07/15/19		75	75,087
5.13%, 04/27/20		30	30,613
4.10%, 03/08/27		150	159,348

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.:
2.95%, 03/15/22	USD	645	$658,959
3.13%, 03/16/22		200	204,956
5.15%, 09/15/23		740	826,266
3.50%, 11/01/24		250	262,707
4.27%, 01/15/36		465	503,643
5.25%, 03/16/37		85	101,671
3.85%, 11/01/42		183	186,994
4.86%, 08/21/46		15	17,464
4.52%, 09/15/48		35	39,215
4.67%, 03/15/55		71	80,512

			6,448,669

Electric Utilities — 2.1%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)		65	67,505
American Electric Power Co., Inc., 2.15%, 11/13/20		120	119,733
Baltimore Gas & Electric Co.:
3.50%, 11/15/21		100	102,590
3.35%, 07/01/23		720	745,475
DTE Electric Co.:
3.90%, 06/01/21		75	77,157
Series A, 4.05%, 05/15/48		60	66,374
Duke Energy Carolinas LLC:
6.10%, 06/01/37		74	97,146
3.70%, 12/01/47		60	61,299
Duke Energy Corp.:
1.80%, 09/01/21		70	69,230
3.55%, 09/15/21		75	76,673
2.40%, 08/15/22		440	439,851
3.95%, 10/15/23		445	469,627
2.65%, 09/01/26		145	143,358
3.75%, 09/01/46		40	38,998
Duke Energy Progress LLC:
2.80%, 05/15/22		45	45,771
3.45%, 03/15/29		15	15,815
4.15%, 12/01/44		80	86,591
Emera, Inc., Series 16-A, (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(b)		120	128,700
Eversource Energy, Series K, 2.75%, 03/15/22		75	75,899
Exelon Corp.:
2.85%, 06/15/20		40	40,127
2.45%, 04/15/21		325	324,908
3.50%, 06/01/22		150	153,672
3.95%, 06/15/25		175	185,756
3.40%, 04/15/26		5	5,134
4.45%, 04/15/46		25	26,604
FirstEnergy Corp.:
Series A, 2.85%, 07/15/22		17	17,209
Series B, 3.90%, 07/15/27		320	336,081
Florida Power & Light Co.:
(LIBOR USD 3 Month + 0.40%), 2.97%, 05/06/22(b)		190	190,086
4.13%, 02/01/42		100	110,717
Georgia Power Co.:
Series C, 2.00%, 09/08/20		45	44,746
2.85%, 05/15/22		45	45,565
MidAmerican Energy Co., 3.65%, 04/15/29		120	129,463
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)		40	42,587
NextEra Energy Capital Holdings, Inc.:
Series H, 3.34%, 09/01/20		235	237,675
3.55%, 05/01/27		15	15,659
(LIBOR USD 3 Month + 3.16%), 5.65%, 05/01/79(b)		95	97,991

Security	Par (000)		Value

Electric Utilities (continued)
Ohio Power Co.:
Series M, 5.38%, 10/01/21	USD	200	$213,594
4.00%, 06/01/49		70	75,412
Oncor Electric Delivery Co. LLC, 4.10%, 11/15/48		110	123,097
PacifiCorp, 4.10%, 02/01/42		50	53,653
PPL Capital Funding, Inc.:
3.50%, 12/01/22		75	77,128
5.00%, 03/15/44		100	111,156
PPL Electric Utilities Corp., 3.95%, 06/01/47		75	79,865
Progress Energy, Inc., 6.00%, 12/01/39		75	93,658
Southern Co. (The), 2.95%, 07/01/23		225	228,370
Virginia Electric & Power Co.:
2.95%, 01/15/22		90	91,262
Series C, 2.75%, 03/15/23		1,310	1,328,593
4.45%, 02/15/44		150	169,435
4.60%, 12/01/48		140	161,252
Wisconsin Power & Light Co., 3.00%, 07/01/29		115	116,610

			7,854,857

Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp.:
2.20%, 04/01/20		80	79,831
4.00%, 02/01/22		60	62,287
Corning, Inc., 2.90%, 05/15/22		30	30,389

			172,507

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC:
3.20%, 08/15/21		20	20,268
2.77%, 12/15/22		75	75,807
Halliburton Co.:
3.80%, 11/15/25		65	68,155
5.00%, 11/15/45		35	38,186
Schlumberger Holdings Corp.,
3.00%, 12/21/20(a)		190	191,558

			393,974

Entertainment — 0.1%
Viacom, Inc.:
4.38%, 03/15/43		25	24,455
5.85%, 09/01/43		54	63,553
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57(b)		110	112,255
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57(b)		20	20,700
Walt Disney Co. (The)(a):
6.40%, 12/15/35		75	102,267
6.15%, 03/01/37		50	67,930

			391,160

Equity Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.:
2.80%, 06/01/20		77	77,176
3.30%, 02/15/21		200	202,485
2.25%, 01/15/22		525	522,173
3.50%, 01/31/23		160	165,174
3.00%, 06/15/23		200	201,940
3.80%, 08/15/29		50	51,540
AvalonBay Communities, Inc.:
3.63%, 10/01/20		30	30,405
3.95%, 01/15/21		25	25,520
2.95%, 09/15/22		30	30,601
2.90%, 10/15/26		75	75,857
Boston Properties LP:
4.13%, 05/15/21		20	20,577
3.40%, 06/21/29		30	30,729

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
Crown Castle International Corp.:
3.40%, 02/15/21	USD	141	$142,926
2.25%, 09/01/21		225	223,996
4.88%, 04/15/22		80	85,053
5.25%, 01/15/23		200	217,474
3.15%, 07/15/23		700	713,559
3.65%, 09/01/27		70	72,086
4.30%, 02/15/29		45	48,627
Duke Realty LP, 4.00%, 09/15/28		50	53,533
ERP Operating LP:
2.38%, 07/01/19		50	50,000
4.75%, 07/15/20		35	35,601
2.85%, 11/01/26		75	75,821
Prologis LP, 3.88%, 09/15/28		50	54,187
Realty Income Corp.:
3.25%, 10/15/22		95	97,467
3.00%, 01/15/27		125	125,698
Simon Property Group LP, 2.63%, 06/15/22		40	40,381

			3,470,586

Food & Staples Retailing — 0.3%
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(a)		175	175,345
Kroger Co. (The), 4.45%, 02/01/47		65	63,132
Walgreens Boots Alliance, Inc., 3.30%, 11/18/21		410	418,255
Walmart, Inc.:
2.65%, 12/15/24		117	119,532
3.55%, 06/26/25		46	49,151
3.05%, 07/08/26		100	104,759
3.70%, 06/26/28		165	180,058
4.05%, 06/29/48		105	120,307

			1,230,539

Food Products — 0.6%
Campbell Soup Co., 3.30%, 03/15/21		135	136,735
Conagra Brands, Inc., (LIBOR USD 3 Month + 0.75%), 3.34%, 10/22/20(b)		140	140,022
General Mills, Inc.:
3.70%, 10/17/23		700	733,885
4.00%, 04/17/25		95	101,041
Kraft Heinz Foods Co.:
3.50%, 07/15/22		20	20,471
3.00%, 06/01/26		70	68,116
4.38%, 06/01/46		80	76,010
Tyson Foods, Inc.:
2.25%, 08/23/21		90	89,754
3.90%, 09/28/23		40	42,151
3.95%, 08/15/24		100	106,033
Wm Wrigley Jr Co., 3.38%, 10/21/20(a)		870	881,895

			2,396,113

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories:
2.90%, 11/30/21		450	457,456
2.55%, 03/15/22		100	100,991
3.40%, 11/30/23		260	271,080
3.88%, 09/15/25		40	43,112
3.75%, 11/30/26		68	73,521
4.75%, 11/30/36		85	100,425
Becton Dickinson and Co.:
2.40%, 06/05/20		205	204,845
3.13%, 11/08/21		250	253,664
2.89%, 06/06/22		400	405,434
3.70%, 06/06/27		184	192,129

Security	Par (000)		Value

Health Care Equipment & Supplies (continued)
Medtronic, Inc.:
3.13%, 03/15/22	USD	820	$842,798
4.38%, 03/15/35		150	172,686

			3,118,141

Health Care Providers & Services — 1.9%
Aetna, Inc.:
2.75%, 11/15/22		25	25,142
4.13%, 11/15/42		50	46,777
Anthem, Inc.:
2.95%, 12/01/22		305	309,350
3.65%, 12/01/27		20	20,791
4.10%, 03/01/28		20	21,395
4.65%, 01/15/43		30	32,724
4.38%, 12/01/47		25	26,695
Cigna Corp.(a):
3.20%, 09/17/20		1,725	1,740,930
3.40%, 09/17/21		22	22,429
4.13%, 11/15/25		145	154,417
4.90%, 12/15/48		10	10,873
CVS Health Corp.:
2.80%, 07/20/20		125	125,319
2.75%, 12/01/22		2,400	2,407,830
4.00%, 12/05/23		200	209,324
4.10%, 03/25/25		135	142,383
4.30%, 03/25/28		100	105,448
4.78%, 03/25/38		140	146,044
5.13%, 07/20/45		100	106,642
HCA, Inc.:
5.88%, 03/15/22		450	491,831
4.50%, 02/15/27		65	69,346
4.13%, 06/15/29		25	25,700
5.50%, 06/15/47		59	63,036
5.25%, 06/15/49		30	31,191
Kaiser Foundation Hospitals, 4.15%, 05/01/47		40	44,809
Northwell Healthcare, Inc., 4.26%, 11/01/47		19	20,287
UnitedHealth Group, Inc.:
3.50%, 06/15/23		450	469,090
3.10%, 03/15/26		60	61,794
4.38%, 03/15/42		85	94,088
4.75%, 07/15/45		105	124,365

			7,150,050

Hotels, Restaurants & Leisure — 0.1%
Carnival Corp., 3.95%, 10/15/20		80	81,611
Marriott International, Inc.:
2.88%, 03/01/21		60	60,399
Series N, 3.13%, 10/15/21		70	70,888
2.30%, 01/15/22		60	59,802
McDonald’s Corp.:
2.63%, 01/15/22		60	60,661
4.70%, 12/09/35		125	142,393
4.45%, 03/01/47		75	82,247

			558,001

Household Durables — 0.0%
Newell Brands, Inc.:
3.85%, 04/01/23		80	81,175
4.20%, 04/01/26		45	44,722

			125,897

Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy, Inc., 3.75%, 06/15/24(a)		80	82,189

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Industrial Conglomerates — 0.1%
General Electric Co.:
4.38%, 09/16/20	USD	125	$127,551
2.70%, 10/09/22		65	64,928
5.88%, 01/14/38		95	107,252
4.50%, 03/11/44		34	32,987
Roper Technologies, Inc.:
2.80%, 12/15/21		50	50,329
3.65%, 09/15/23		165	171,867

			554,914

Insurance — 0.8%
Allstate Corp. (The), 3.85%, 08/10/49		10	10,459
Aon plc:
2.80%, 03/15/21		190	191,326
4.45%, 05/24/43		90	91,043
Hartford Financial Services Group, Inc. (The):
5.13%, 04/15/22		70	75,047
(LIBOR USD 3 Month + 2.13%), 4.64%, 02/12/47(a)(b)		100	85,000
4.40%, 03/15/48		20	21,806
Jackson National Life Global Funding, 2.50%, 06/27/22(a)		80	80,321
Marsh & McLennan Cos., Inc.:
2.35%, 03/06/20		30	29,986
3.50%, 12/29/20		215	218,586
2.75%, 01/30/22		40	40,375
3.50%, 06/03/24		100	104,270
MetLife, Inc., 4.72%, 12/15/44		35	40,573
Metropolitan Life Global Funding I, 2.40%, 01/08/21(a)		1,050	1,052,317
New York Life Global Funding, 2.90%, 01/17/24(a)		250	255,898
Pricoa Global Funding I, 2.45%, 09/21/22(a)		250	250,847
Principal Financial Group, Inc., 3.70%, 05/15/29		5	5,226
Principal Life Global Funding II, 2.63%, 11/19/20(a)		50	50,226
Prudential Financial, Inc.:
3.88%, 03/27/28		60	65,229
4.35%, 02/25/50		30	33,634
Teachers Insurance & Annuity Association of America(a):
6.85%, 12/16/39		7	9,922
4.27%, 05/15/47		50	54,139
Travelers Cos., Inc. (The), 4.30%, 08/25/45		35	40,152
Willis Towers Watson plc, 5.75%, 03/15/21		94	98,716

			2,905,098

Interactive Media & Services — 0.1%
Baidu, Inc., 3.00%, 06/30/20		200	200,884
Tencent Holdings Ltd., 3.98%, 04/11/29(a)		200	208,616

			409,500

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.:
2.80%, 08/22/24		50	51,644
3.15%, 08/22/27		220	231,257
3.88%, 08/22/37		105	115,775
Booking Holdings, Inc., 2.75%, 03/15/23		40	40,561
eBay, Inc., 2.75%, 01/30/23		50	50,271
Expedia Group, Inc., 5.95%, 08/15/20		100	103,602

			593,110

Security	Par (000)		Value

IT Services — 1.1%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	USD	194	$196,866
2.25%, 08/15/21		680	678,606
3.50%, 04/15/23		200	206,734
3.75%, 05/21/29		20	21,247
4.75%, 05/15/48		25	27,904
Fiserv, Inc.:
2.75%, 07/01/24		565	570,035
3.50%, 07/01/29		60	61,673
4.40%, 07/01/49		15	15,781
IBM Credit LLC, 3.45%, 11/30/20		1,105	1,123,468
International Business Machines Corp.:
2.88%, 11/09/22		100	102,109
3.00%, 05/15/24		380	390,250
3.30%, 05/15/26		100	103,661
3.50%, 05/15/29		100	104,658
4.00%, 06/20/42		80	82,478
4.25%, 05/15/49		100	107,745
Total System Services, Inc.:
3.75%, 06/01/23		35	36,126
4.80%, 04/01/26		50	54,838
Visa, Inc., 3.15%, 12/14/25		155	162,607

			4,046,786

Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.:
3.60%, 08/15/21		100	102,317
3.30%, 02/15/22		335	343,004
3.15%, 01/15/23		200	205,046
3.00%, 04/15/23		60	61,527
2.95%, 09/19/26		50	50,285

			762,179

Machinery — 0.0%
Parker-Hannifin Corp., 3.25%, 06/14/29		40	41,488

Media — 1.9%
CBS Corp., 4.30%, 02/15/21		30	30,746
Charter Communications Operating LLC:
3.58%, 07/23/20(a)		20	20,193
3.58%, 07/23/20		30	30,269
4.46%, 07/23/22		965	1,013,997
4.50%, 02/01/24		750	799,315
6.38%, 10/23/35		59	69,290
6.48%, 10/23/45		201	236,840
5.13%, 07/01/49		55	56,163
6.83%, 10/23/55		12	14,254
Comcast Corp.:
3.45%, 10/01/21		300	308,676
1.63%, 01/15/22		20	19,751
2.85%, 01/15/23		280	284,580
2.75%, 03/01/23		160	162,354
3.70%, 04/15/24		1,120	1,188,710
3.15%, 03/01/26		85	87,973
3.15%, 02/15/28		205	210,408
4.15%, 10/15/28		75	82,661
3.20%, 07/15/36		50	48,566
4.60%, 10/15/38		185	211,834
4.65%, 07/15/42		15	17,255
4.00%, 03/01/48		42	44,428
4.70%, 10/15/48		65	76,129
4.95%, 10/15/58		45	54,929
Cox Communications, Inc., 3.25%, 12/15/22(a)		510	520,573

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Discovery Communications LLC:
3.30%, 05/15/22	USD	50	$50,897
2.95%, 03/20/23		750	756,837
3.25%, 04/01/23		200	203,302
5.00%, 09/20/37		75	78,342
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		55	55,700
3.75%, 10/01/21		20	20,524
4.65%, 10/01/28		110	120,131
Omnicom Group, Inc., 4.45%, 08/15/20		130	132,911
Sky Ltd., 3.75%, 09/16/24(a)		200	212,520
Time Warner Cable LLC:
4.00%, 09/01/21		100	102,641
4.50%, 09/15/42		37	34,573

			7,358,272

Metals & Mining — 0.1%
BHP Billiton Finance USA Ltd.:
2.88%, 02/24/22		25	25,444
5.00%, 09/30/43		25	31,320
Newmont Goldcorp Corp.:
3.50%, 03/15/22		40	40,940
4.88%, 03/15/42		25	27,973
Southern Copper Corp., 5.88%, 04/23/45		25	29,430
Vale Overseas Ltd., 6.25%, 08/10/26		75	85,007

			240,114

Multiline Retail — 0.0%
Target Corp., 3.90%, 11/15/47		5	5,388

Multi-Utilities — 0.4%
Berkshire Hathaway Energy Co., 5.95%, 05/15/37		15	19,363
CenterPoint Energy, Inc.:
3.60%, 11/01/21		75	77,047
2.50%, 09/01/22		25	25,033
3.85%, 02/01/24		115	120,488
CMS Energy Corp., 3.00%, 05/15/26		45	45,118
Dominion Energy, Inc., 4.10%, 04/01/21(d)		35	35,832
DTE Energy Co.:
Series D, 3.70%, 08/01/23		60	62,608
Series F, 3.85%, 12/01/23		100	104,706
NiSource, Inc., 4.80%, 02/15/44		107	119,316
Sempra Energy(b):
(LIBOR USD 3 Month + 0.50%), 3.10%, 01/15/21		40	39,866
(LIBOR USD 3 Month + 0.45%), 2.86%, 03/15/21		200	199,165
WEC Energy Group, Inc.:
3.38%, 06/15/21		305	310,986
3.10%, 03/08/22		300	304,942

			1,464,470

Oil, Gas & Consumable Fuels — 4.4%
Anadarko Petroleum Corp.:
6.45%, 09/15/36		25	30,736
4.50%, 07/15/44		25	25,606
Andeavor Logistics LP:
6.25%, 10/15/22		8	8,200
3.50%, 12/01/22		210	214,973
4.25%, 12/01/27		25	26,408
Apache Corp.:
3.63%, 02/01/21		26	26,381
3.25%, 04/15/22		21	21,312

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
BP Capital Markets America, Inc.:
4.50%, 10/01/20	USD	30	$30,829
3.25%, 05/06/22		280	288,289
2.52%, 09/19/22		30	30,239
3.79%, 02/06/24		85	90,000
3.59%, 04/14/27		35	36,737
4.23%, 11/06/28		60	66,419
BP Capital Markets plc:
2.52%, 01/15/20		110	110,155
3.56%, 11/01/21		400	412,862
3.28%, 09/19/27		16	16,533
Buckeye Partners LP, (LIBOR USD 3 Month + 4.02%), 6.37%, 01/22/78(b)		50	36,000
Canadian Natural Resources Ltd.:
2.95%, 01/15/23		65	65,643
3.85%, 06/01/27		20	20,764
Cenovus Energy, Inc.:
3.00%, 08/15/22		150	150,656
4.25%, 04/15/27		50	51,794
5.40%, 06/15/47		25	27,130
Cimarex Energy Co., 3.90%, 05/15/27		125	128,455
Concho Resources, Inc., 3.75%, 10/01/27		130	134,520
Continental Resources, Inc.:
5.00%, 09/15/22		300	302,462
4.50%, 04/15/23		155	162,855
4.38%, 01/15/28		125	131,434
4.90%, 06/01/44		16	16,785
Devon Energy Corp.:
4.00%, 07/15/21		50	51,292
3.25%, 05/15/22		700	713,223
5.60%, 07/15/41		12	14,245
4.75%, 05/15/42		50	54,753
Enbridge Energy Partners LP, 4.38%, 10/15/20		35	35,798
Enbridge, Inc.:
2.90%, 07/15/22		230	233,389
4.00%, 10/01/23		200	210,147
3.70%, 07/15/27		100	103,282
4.50%, 06/10/44		5	5,304
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(b)		400	402,000
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(b)		175	177,093
Encana Corp.:
3.90%, 11/15/21		845	865,543
6.50%, 02/01/38		115	140,837
Energy Transfer Operating LP:
4.15%, 10/01/20		130	132,234
5.20%, 02/01/22		300	316,914
3.60%, 02/01/23		185	189,087
4.20%, 09/15/23		410	429,844
5.88%, 01/15/24		100	111,316
4.20%, 04/15/27		200	207,841
6.50%, 02/01/42		100	118,214
5.30%, 04/15/47		40	41,723
Energy Transfer Partners LP, 5.75%, 09/01/20		150	154,217

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC:
5.20%, 09/01/20	USD	100	$103,216
2.85%, 04/15/21		100	100,762
3.35%, 03/15/23		65	66,845
6.45%, 09/01/40		106	136,121
4.90%, 05/15/46		40	44,869
4.25%, 02/15/48		100	103,578
4.80%, 02/01/49		25	27,742
4.20%, 01/31/50		10	10,225
Series E, (LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/77(b)		148	141,421
Exxon Mobil Corp., 3.04%, 03/01/26		50	51,820
Hess Corp.:
5.60%, 02/15/41		125	134,408
5.80%, 04/01/47		11	12,214
Kinder Morgan Energy Partners LP:
4.15%, 03/01/22		50	52,191
3.50%, 09/01/23		250	257,234
4.15%, 02/01/24		415	437,705
6.95%, 01/15/38		50	64,108
6.38%, 03/01/41		157	189,679
5.40%, 09/01/44		40	44,328
Kinder Morgan, Inc.:
3.05%, 12/01/19		241	241,435
3.15%, 01/15/23		320	325,515
5.55%, 06/01/45		39	45,128
Marathon Oil Corp., 4.40%, 07/15/27		45	47,746
Marathon Petroleum Corp., 4.75%, 09/15/44		84	86,641
MPLX LP:
3.38%, 03/15/23		50	51,150
4.88%, 12/01/24		100	108,783
4.13%, 03/01/27		100	104,676
4.50%, 04/15/38		40	40,384
4.70%, 04/15/48		80	81,923
Newfield Exploration Co.:
5.63%, 07/01/24		500	552,850
5.38%, 01/01/26		45	49,310
Occidental Petroleum Corp.:
Series 1, 4.10%, 02/01/21		50	51,146
3.13%, 02/15/22		50	50,773
4.20%, 03/15/48		45	45,480
Pioneer Natural Resources Co.:
7.50%, 01/15/20		50	51,275
3.45%, 01/15/21		50	50,651
4.45%, 01/15/26		50	54,127
Plains All American Pipeline LP:
5.00%, 02/01/21		50	51,502
3.65%, 06/01/22		250	256,062
4.90%, 02/15/45		50	49,732
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23		400	435,668
5.75%, 05/15/24		155	172,374
5.88%, 06/30/26		100	114,274
Spectra Energy Partners LP, 4.75%, 03/15/24		65	70,401
Sunoco Logistics Partners Operations LP:
5.50%, 02/15/20		25	25,416
4.25%, 04/01/24		450	471,953
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	11,219
TransCanada PipeLines Ltd.:
3.80%, 10/01/20		575	584,605
2.50%, 08/01/22		400	399,732
4.63%, 03/01/34		15	16,652
7.63%, 01/15/39		50	72,032

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(b)	USD	603	$618,919
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28		130	135,684
Williams Cos., Inc. (The):
4.00%, 11/15/21		50	51,587
3.60%, 03/15/22		695	713,186
3.35%, 08/15/22		360	366,912
3.70%, 01/15/23		40	41,341
4.50%, 11/15/23		300	320,359
4.30%, 03/04/24		125	132,597
4.55%, 06/24/24		50	53,877

			16,556,016

Paper & Forest Products — 0.0%
Georgia-Pacific LLC(a):
2.54%, 11/15/19		60	60,003
3.73%, 07/15/23		25	26,164

			86,167

Pharmaceuticals — 1.3%
Allergan Funding SCS:
3.45%, 03/15/22		1,952	1,993,021
3.80%, 03/15/25		75	77,833
4.85%, 06/15/44		86	89,288
Bayer US Finance II LLC, 2.20%, 07/15/22(a)		30	29,034
Bristol-Myers Squibb Co.(a):
2.90%, 07/26/24		185	189,333
3.20%, 06/15/26		105	109,096
3.40%, 07/26/29		60	62,816
Eli Lilly & Co.:
3.95%, 03/15/49		25	27,063
4.15%, 03/15/59		20	21,954
Johnson & Johnson, 3.55%, 03/01/36		65	68,762
Pfizer, Inc., 4.30%, 06/15/43		70	78,906
Sanofi SA, 4.00%, 03/29/21		50	51,506
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		25	24,961
2.40%, 09/23/21		550	549,325
2.88%, 09/23/23		950	959,287
Takeda Pharmaceutical Co. Ltd., 3.80%, 11/26/20(a)		715	727,972

			5,060,157

Professional Services — 0.0%
Verisk Analytics, Inc., 4.13%, 09/12/22		50	52,523

Road & Rail — 1.3%
Burlington Northern Santa Fe LLC:
3.45%, 09/15/21		40	40,975
3.00%, 04/01/25		150	154,375
4.90%, 04/01/44		75	91,767
CSX Corp.:
3.25%, 06/01/27		100	103,248
3.80%, 03/01/28		75	80,631
ERAC USA Finance LLC(a):
2.35%, 10/15/19		50	49,941
2.60%, 12/01/21		25	25,061
Norfolk Southern Corp.:
2.90%, 06/15/26		125	126,875
3.80%, 08/01/28		40	43,119
4.15%, 02/28/48		30	32,235

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail (continued)
Penske Truck Leasing Co. LP(a):
3.05%, 01/09/20	USD	50	$50,060
3.38%, 02/01/22		780	795,162
4.25%, 01/17/23		25	26,294
2.70%, 03/14/23		665	664,726
4.13%, 08/01/23		200	210,323
Ryder System, Inc.:
2.65%, 03/02/20		200	200,139
2.88%, 09/01/20		455	457,316
3.50%, 06/01/21		500	510,101
3.40%, 03/01/23		215	220,893
3.75%, 06/09/23		40	41,626
3.88%, 12/01/23		350	367,005
Union Pacific Corp.:
2.95%, 01/15/23		125	127,388
2.75%, 04/15/23		460	466,706
4.50%, 09/10/48		80	91,026
4.30%, 03/01/49		20	22,290
4.80%, 09/10/58		60	69,803

			5,069,085

Semiconductors & Semiconductor Equipment — 1.0%
Analog Devices, Inc., 3.13%, 12/05/23		25	25,578
Applied Materials, Inc., 3.30%, 04/01/27		80	83,078
Broadcom Corp.:
3.00%, 01/15/22		223	223,579
3.63%, 01/15/24		85	85,805
3.88%, 01/15/27		31	30,377
Broadcom, Inc.(a):
3.13%, 04/15/21		505	508,270
4.75%, 04/15/29		40	41,071
Intel Corp., 2.70%, 12/15/22		30	30,524
KLA-Tencor Corp.:
4.13%, 11/01/21		100	103,544
4.65%, 11/01/24		24	26,300
4.10%, 03/15/29		165	173,582
Lam Research Corp.:
2.80%, 06/15/21		805	811,129
3.80%, 03/15/25		30	31,664
3.75%, 03/15/26		10	10,522
4.00%, 03/15/29		105	111,978
NVIDIA Corp., 3.20%, 09/16/26		150	153,436
NXP BV(a):
4.63%, 06/15/22		890	932,275
4.88%, 03/01/24		55	58,945
5.55%, 12/01/28		120	134,653
4.30%, 06/18/29		75	77,316
QUALCOMM, Inc.:
2.90%, 05/20/24		200	203,156
4.30%, 05/20/47		55	57,577

			3,914,359

Software — 0.7%
Autodesk, Inc.:
3.13%, 06/15/20		30	30,147
3.60%, 12/15/22		50	51,389
3.50%, 06/15/27		75	75,802
CA, Inc.:
3.60%, 08/01/20		30	30,198
3.60%, 08/15/22		40	40,625
Microsoft Corp.:
2.40%, 08/08/26		180	180,910
3.45%, 08/08/36		70	74,071
4.10%, 02/06/37		45	51,343
3.70%, 08/08/46		275	297,230

Security		Par (000)	Value

Software (continued)
Oracle Corp.:
3.63%, 07/15/23	USD	300	$316,339
2.40%, 09/15/23		250	250,345
3.40%, 07/08/24		795	833,182
3.90%, 05/15/35		75	81,197
3.85%, 07/15/36		25	26,522
5.38%, 07/15/40		40	50,684
4.00%, 07/15/46		54	57,895
VMware, Inc., 2.95%, 08/21/22		30	30,241

			2,478,120

Specialty Retail — 0.1%
Home Depot, Inc. (The):
2.95%, 06/15/29		35	35,904
4.25%, 04/01/46		40	45,131
3.90%, 06/15/47		75	81,172
4.50%, 12/06/48		50	59,026
Lowe’s Cos., Inc.:
3.70%, 04/15/46		77	72,507
4.55%, 04/05/49		40	42,943
O’Reilly Automotive, Inc., 4.63%, 09/15/21		80	83,488

			420,171

Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc.:
2.50%, 02/09/22		225	227,704
2.40%, 05/03/23		650	656,437
2.85%, 05/11/24		450	463,551
3.25%, 02/23/26		275	287,325
4.50%, 02/23/36		25	29,308
3.85%, 05/04/43		60	63,592
4.38%, 05/13/45		50	56,987
3.85%, 08/04/46		130	138,201
3.75%, 09/12/47		30	31,437
Dell International LLC(a):
4.42%, 06/15/21		385	396,720
5.45%, 06/15/23		595	641,286
8.35%, 07/15/46		55	69,437
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20		150	151,974
3.50%, 10/05/21		150	153,580
4.40%, 10/15/22		270	284,805
NetApp, Inc., 3.38%, 06/15/21		70	70,828
Xerox Corp., 3.50%, 08/20/20		30	29,887

			3,753,059

Thrifts & Mortgage Finance — 0.1%
BPCE SA, 2.65%, 02/03/21		250	251,067

Tobacco — 0.8%
Altria Group, Inc.:
3.49%, 02/14/22		4	4,114
2.85%, 08/09/22		11	11,116
3.80%, 02/14/24		990	1,031,995
4.80%, 02/14/29		155	166,748
5.38%, 01/31/44		130	139,421
5.95%, 02/14/49		95	108,433
BAT Capital Corp., 2.76%, 08/15/22		1,300	1,301,972
Reynolds American, Inc.:
4.45%, 06/12/25		215	227,986
7.00%, 08/04/41		98	114,891

			3,106,676

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Trading Companies & Distributors — 0.5%
Air Lease Corp.:
3.88%, 04/01/21	USD	75	$76,626
3.50%, 01/15/22		310	317,452
3.75%, 02/01/22		200	204,419
2.63%, 07/01/22		100	100,021
2.75%, 01/15/23		80	79,977
3.88%, 07/03/23		300	312,675
Aviation Capital Group LLC(a):
2.88%, 01/20/22		100	100,710
3.88%, 05/01/23		435	449,282
International Lease Finance Corp.,
5.88%, 08/15/22		65	70,807

			1,711,969

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV:
3.13%, 07/16/22		200	203,537
3.63%, 04/22/29		200	207,748
Vodafone Group plc:
3.75%, 01/16/24		70	73,188
5.25%, 05/30/48		100	110,389
4.88%, 06/19/49		60	63,046
(USD Swap Semi 5 Year + 4.87%),
7.00%, 04/04/79(b)		240	259,171

			917,079

Total Corporate Bonds — 51.9% (Cost: $191,586,292)			197,456,568

Equity-Linked Notes — 3.2%

Aerospace & Defense — 0.0%
Societe Generale SA (Textron, Inc.):
9.43%, 07/12/19		2	92,116
9.24%, 07/15/19		2	92,188

			184,304

Air Freight & Logistics — 0.0%
UBS AG (United Parcel Service, Inc.),
13.00%, 07/19/19		2	190,634

Banks — 0.4%
Nomura Bank International plc (Bank of America Corp.), 20.42%, 07/15/19		7	197,207
Nomura Bank International plc (Citizens Financial Group, Inc.):
20.63%, 07/17/19		3	96,219
20.66%, 07/18/19		3	96,208
Nomura Bank International plc (First Republic Bank), 12.70%, 07/11/19		2	190,341
Nomura Bank International plc (KeyCorp.):
22.34%, 07/19/19		6	96,621
21.04%, 07/22/19		6	96,642
Royal Bank of Canada (Synovus Financial Corp.):
15.57%, 07/19/19(a)		2	65,927
14.61%, 07/22/19		3	90,101
14.58%, 07/23/19		1	24,113
Societe Generale SA (SunTrust Banks, Inc.), 13.35%, 07/16/19		3	187,334
Societe Generale SA (US Bancorp), 9.36%, 07/15/19		4	193,594
Toronto-Dominion Bank (The) (JPMorgan Chase & Co.), 16.70%, 07/16/19		2	196,138

			1,530,445

Security		Par (000)	Value

Beverages — 0.0%
Wells Fargo & Co. (PepsiCo, Inc.),
6.99%, 07/10/19	USD	1	$185,360

Biotechnology — 0.0%
Societe Generale SA (AbbVie, Inc.):
15.37%, 07/17/19		1	86,942
15.32%, 07/18/19		1	86,974

			173,916

Building Products — 0.2%
Citigroup, Inc. (Fortune Brands Home & Security, Inc.)(a):
10.75%, 07/15/19 - 07/16/19		4	200,200
15.25%, 07/24/19		4	216,945
HSBC Bank plc (Masco Corp.),
10.60%, 07/08/19		5	189,784

			606,929

Capital Markets — 0.2%
Goldman Sachs International (E*TRADE Financial Corp.):
13.00%, 07/15/19		2	83,933
12.90%, 07/16/19		2	83,928
Merrill Lynch International & Co. (ConocoPhillips), 12.65%, 07/08/19		3	182,196
Royal Bank of Canada (Charles Schwab Corp. (The)), 14.67%, 07/16/19(a)		5	183,818
Toronto-Dominion Bank (The) (Goldman Sachs Group, Inc. (The)), 16.53%, 07/16/19		1	197,344
UBS AG (CVS Health Corp.), 16.49%, 08/05/19		3	184,229

			915,448

Chemicals — 0.0%
Royal Bank of Canada (Eastman Chemical Co.),
18.47%, 07/24/19(a)		1	101,842

Communications Equipment — 0.0%
BNP Paribas SA (Cisco Systems, Inc.),
9.94%, 08/13/19(a)		3	184,731

Consumer Finance — 0.2%
Nomura Bank International plc (Ally Financial, Inc.):
17.80%, 07/17/19		3	96,693
17.85%, 07/18/19		3	96,674
Nomura Bank International plc (Synchrony Financial), 15.19%, 07/17/19		6	192,757
Royal Bank of Canada (Discover Financial Services), 8.94%, 07/24/19(a)		2	192,626

			578,750

Containers & Packaging — 0.0%
Societe Generale SA (Packaging Corp. of America):
13.41%, 07/15/19		1	92,788
13.40%, 07/16/19		1	92,784

			185,572

Electronic Equipment, Instruments & Components — 0.1%
Nomura Bank International plc (Corning, Inc.),
12.77%, 07/19/19		6	200,552

Equity Real Estate Investment Trusts (REITs) — 0.1%
Citigroup, Inc. (American Tower Corp.),
10.08%, 07/26/19(a)		1	191,534
Societe Generale SA (Host Hotels & Resorts, Inc.):
11.66%, 08/02/19		2	41,771
11.60%, 08/05/19		5	88,163

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
11.57%, 08/06/19	USD	3	$46,366

			367,834

Food & Staples Retailing — 0.1%
Nomura Bank International plc (Costco Wholesale Corp.), 10.27%, 08/29/19		1	200,539
Royal Bank of Canada (Walmart, Inc.), 8.53%, 08/14/19(a)		2	197,758

			398,297

Food Products — 0.1%
Royal Bank of Canada (Tyson Foods, Inc.), 15.71%, 08/06/19(a)		3	213,675

Health Care Equipment & Supplies — 0.1%
Societe Generale SA (Baxter International, Inc.): 9.29%, 07/15/19 - 07/17/19		3	196,690

Health Care Providers & Services — 0.1%
Citigroup, Inc. (Anthem, Inc.), 18.25%, 07/24/19(a)		1	190,481
HSBC Bank plc (HCA Healthcare, Inc.), 12.91%, 07/08/19		2	200,495
Royal Bank of Canada (Encompass Health Corp.), 12.46%, 07/24/19(a)		2	98,126

			489,102

Hotels, Restaurants & Leisure — 0.1%
Citigroup, Inc. (Starbucks Corp.), 9.51%, 07/24/19(a)		2	196,654
Merrill Lynch International & Co. (McDonald’s Corp.), 8.46%, 07/08/19		1	196,242
Royal Bank of Canada (Royal Caribbean Cruises Ltd.): 10.92%, 07/22/19 - 07/23/19(a)		1	178,519

			571,415

Interactive Media & Services — 0.0%
BNP Paribas SA (IAC):
16.58%, 08/05/19		—(e)	89,611
16.57%, 08/06/19		—(e)	89,629

			179,240

Internet & Direct Marketing Retail — 0.1%
Royal Bank of Canada (Amazon.com, Inc.), 11.31%, 07/24/19(a)		—(e)	201,078
Wells Fargo & Co. (eBay, Inc.):
18.42%, 07/12/19		3	97,821
17.24%, 07/15/19		3	97,818

			396,717

IT Services — 0.1%
Nomura Bank International plc (PayPal Holdings, Inc.), 10.64%, 07/15/19		2	193,005

Life Sciences Tools & Services — 0.1%
UBS AG (Bruker Corp.):
21.70%, 07/30/19		2	108,310
22.50%, 07/31/19		2	108,487

			216,797

Machinery — 0.1%
UBS AG (Stanley Black & Decker, Inc.),
23.70%, 07/19/19		1	210,556

Security	Par (000)		Value

Multiline Retail — 0.1%(a)
Royal Bank of Canada (Dollar General Corp.), 10.98%, 08/29/19	USD	2	$197,745
Royal Bank of Canada (Dollar Tree, Inc.), 11.94%, 08/28/19		2	196,935

			394,680

Oil, Gas & Consumable Fuels — 0.1%
BNP Paribas SA (TOTAL SA), 12.47%, 07/24/19(a)	EUR	3	193,788

Personal Products — 0.1%
Societe Generale SA (Estee Lauder Cos., Inc. (The)):
10.05%, 08/02/19	USD	—(e)	65,182
9.84%, 08/05/19		—(e)	33,487
UBS AG (Estee Lauder Cos., Inc, (The)): 10.20%, 07/31/19 - 08/01/19		1	95,354

			194,023

Pharmaceuticals — 0.2%
BNP Paribas SA (Eli Lilly & Co.), 10.77%, 07/08/19		2	177,777
BNP Paribas SA (Novan, Inc.), 6.84%, 07/09/19(a)	CHF	2	206,829
Merrill Lynch International & Co. (Merck & Co., Inc.), 11.01%, 07/08/19	USD	2	195,506
Royal Bank of Canada (Zoetis, Inc.), 12.26%, 07/31/19(a)		2	211,474

			791,586

Road & Rail — 0.1%
Credit Suisse AG (CSX Corp.), 8.45%, 07/11/19		1	89,699
Societe Generale SA (Kansas City Southern):
10.28%, 07/10/19		1	93,116
10.29%, 07/11/19		1	93,167

			275,982

Semiconductors & Semiconductor Equipment — 0.0%
Wells Fargo & Co. (Texas Instruments, Inc.), 20.28%, 07/15/19		2	192,463

Software — 0.2%
BNP Paribas SA (SAP SE), 13.09%, 07/11/19(a)	EUR	1	203,805
Royal Bank of Canada (salesforce.com, Inc.), 14.24%, 08/27/19(a)	USD	1	204,093
Societe Generale SA (Microsoft Corp.), 9.48%, 07/16/19		1	194,371

			602,269

Specialty Retail — 0.3%
BNP Paribas SA (O’Reilly Automotive, Inc.), 12.87%, 07/08/19		1	187,080
Nomura Bank International plc (Home Depot, Inc. (The)), 9.48%, 08/13/19		1	200,009
Royal Bank of Canada (Ulta Beauty, Inc.), 18.14%, 08/29/19(a)		1	199,172
Societe Generale SA (Tractor Supply Co.):
12.76%, 07/15/19		1	98,468
12.77%, 07/16/19		1	98,406
UBS AG (Advance Auto Parts, Inc.):
16.90%, 08/09/19		1	104,981
16.40%, 08/12/19		1	104,969

			993,085

Total Equity-Linked Notes — 3.2% (Cost: $12,032,167)			12,109,687

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Agency Obligations — 0.1%

Saudi Arabia — 0.1%
Saudi Arabian Oil Co., 2.88%, 04/16/24(a)	USD	445	$448,133

Total Foreign Agency Obligations — 0.1% (Cost: $441,168)			448,133

		Shares

Investment Companies — 28.2%
BlackRock Allocation Target Shares: Series A Portfolio*		1,884,292	19,012,508
BlackRock Floating Rate Income Portfolio, Class K*		4,187,389	41,664,517
BlackRock GNMA Portfolio, Class K*		1,560,980	14,626,386
BlackRock High Yield Bond Portfolio, Class K*		2,442,928	18,663,967
iShares Core Dividend Growth ETF*		156,302	5,970,737
iShares Core High Dividend ETF*		40,648	3,841,236
iShares International Select Dividend ETF*		34,638	1,064,079
WisdomTree International Equity Fund		41,766	2,130,484

Total Investment Companies — 28.2% (Cost: $105,959,891)			106,973,914

Preferred Securities — 2.3%

		Par (000)

Capital Trusts — 1.7%

Banks — 0.8%(c)(f)
Bank of America Corp.:
Series X, 6.25%		100	108,947
Series AA, 6.10%		100	108,000
Series DD, 6.30%		750	837,225
Fifth Third Bancorp, Series J, 4.90%		125	123,134
JPMorgan Chase & Co.:
Series Z, 5.30%		375	379,339
Series S, 6.75%		75	82,892
M&T Bank Corp., Series F, 5.13%		50	51,750
SunTrust Banks, Inc.:
Series G, 5.05%		450	445,500
Series H, 5.13%		75	73,598
Wells Fargo & Co.:
Series S, 5.90%		125	130,781
Series U, 5.87%		375	407,640

			2,748,806

Capital Markets — 0.1%(c)(f)
Goldman Sachs Group, Inc. (The):
Series M, 5.38%		60	60,075
Series P, 5.00%		162	155,520
Morgan Stanley, Series H, 5.45%		32	31,920

			247,515

Consumer Finance — 0.2%(c)(f)
Capital One Financial Corp., Series E, 5.55%		450	457,681
Discover Financial Services, Series C, 5.50%		100	97,000
General Motors Financial Co., Inc., Series A, 5.75%		528	488,585

			1,043,266

Diversified Financial Services — 0.1%
Voya Financial, Inc., Series A, 6.13%(c)(f)		475	498,750

Insurance — 0.1%(c)(f)
Progressive Corp. (The), Series B, 5.38%		490	500,104
XLIT Ltd., Series E, 5.05%		125	120,000

			620,104

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.4%(c)(f)
Andeavor Logistics LP, Series A, 6.87%	USD	735	$733,030
Energy Transfer Operating LP, Series B, 6.63%		375	350,625
EnLink Midstream Partners LP, Series C, 6.00%		100	78,750
Plains All American Pipeline LP, Series B, 6.13%		425	404,812

			1,567,217

Total Capital Trusts — 1.7% (Cost: $6,550,817)			6,725,658

		Shares

Preferred Stocks — 0.4%

Banks — 0.1%(c)(f)
KeyCorp, Series E , 6.13%		8,000	222,480
US Bancorp, Series F , 6.50%		5,000	134,000

			356,480

Capital Markets — 0.3%
Morgan Stanley(c)(f):
Series E, 7.13%		25,000	696,000
Series K, 5.85%		15,000	394,800

			1,090,800

Consumer Finance — 0.0%
SLM Corp., Series B , 4.11%(c)(f)		500	29,340

Total Preferred Stocks — 0.4% (Cost: $1,424,389)			1,476,620

Trust Preferreds — 0.2%

Capital Markets — 0.2%
State Street Corp., 3.41%, 06/15/47(f)		788,000	598,880

Commercial Services & Supplies — 0.0%
ILFC E-Capital Trust I, 4.09%, 12/21/65(a)(f)		100,000	70,696

Total Trust Preferreds — 0.2% (Cost: $772,905)			669,576

Total Preferred Securities — 2.3% (Cost: $8,748,111)			8,871,854

Total Long-Term Investments — 94.3% (Cost: $351,424,707)			358,399,685

Short-Term Securities — 5.0%(g)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%*		18,807,432	18,807,432
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.17%		163,027	163,027

Total Short-Term Securities — 5.0% (Cost: $18,970,459)			18,970,459

Total Investments — 99.3% (Cost: $370,395,166)			377,370,144

Other Assets Less Liabilities — 0.7%			2,832,243

Net Assets — 100.0%			$380,202,387

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Perpetual security with no stated maturity date.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Amount is less than $500.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Annualized 7-day yield as of period end.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,960,930	12,846,502	(b)	—	18,807,432	$18,807,432	$90,703		$—		$—
SL Liquidity Series, LLC, Money Market Series(c)	—	0	(b)	—	—	—	36	(d)	6		—
BlackRock Allocation Target Shares: Series A Portfolio	787,047	1,097,245		—	1,884,292	19,012,508	363,074		—		318,125
BlackRock Floating Rate Income Portfolio, Class K	3,748,146	610,745		(171,502)	4,187,389	41,664,517	1,319,963		(18,873)		1,028,455
BlackRock GNMA Portfolio, Class K	1,532,692	28,288		—	1,560,980	14,626,386	264,332		—		371,438
BlackRock High Yield Bond Portfolio, Class K	2,880,776	998,101		(1,435,949)	2,442,928	18,663,967	691,109		157,953		1,214,508
BlackRock Low Duration Bond Portfolio, Class K(c)	1,451,643	666,597		(2,118,240)	—	—	62,398		86,445		(14,494)
iShares Core Dividend Growth ETF	—	156,302		—	156,302	5,970,737	45,518		—		236,193
iShares Core High Dividend ETF	40,648	—		—	40,648	3,841,236	63,917		—		411,358
iShares Intermediate-Term Corporate Bond ETF(c)	—	31,874		(31,874)	—	—	5,601		23,652		—
iShares International Select Dividend ETF	34,638	—		—	34,638	1,064,079	36,948		—		69,623

						$123,650,862	$2,943,599		$249,183		$3,635,206

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	As of period end, the entity is no longer held by the Fund.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	31	09/19/19	$4,823	$183,019
S&P 500 E-Mini Index	6	09/20/19	883	15,122

				198,141

Short Contracts
EUR Currency	6	09/16/19	858	(3,156)
GBP Currency	4	09/16/19	319	1,538
U.S. Treasury 10 Year Note	43	09/19/19	5,503	(130,009)
U.S. Treasury 10 Year Ultra Note	24	09/19/19	3,315	(98,019)
U.S. Treasury Ultra Bond	26	09/19/19	4,617	(205,798)
U.S. Treasury 5 Year Note	145	09/30/19	17,133	(229,921)

				(665,365)

				$(467,224)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	USD	1,410	$(30,883)	$(25,513)	$(5,370)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Warner Media LLC	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	USD	225	$(3,076)	$(1,115)	$(1,961)
Western Union Co. (The)	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/21	USD	100	(904)	233	(1,137)

							$(3,980)	$(882)	$(3,098)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/21	BBB+	USD	475	$(33)	$(7,344)	$7,311

(a)	Using S&P Global Rating’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$—	$(25,513)	$—	$(5,370)
OTC Swaps	233	(8,459)	7,311	(3,098)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$15,122	$1,538	$183,019	$—	$199,679
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	7,544	—	—	—	—	7,544

	$—	$7,544	$15,122	$1,538	$183,019	$—	$207,223

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	3,156	663,747	—	666,903
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	5,370	—	—	—	—	5,370
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	11,557	—	—	—	—	11,557

	$—	$16,927	$—	$3,156	$663,747	$—	$683,830

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$366,556	$28,924	$(944,234)	$—	$(548,754)
Options purchased (a)	—	—	(319)	—	—	—	(319)
Swaps	—	(5,502)	—	—	—	—	(5,502)

	$—	$(5,502)	$366,237	$28,924	$(944,234)	$—	$(554,575)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	104,389	1,924	(4,275)	—	102,038
Swaps	—	(4,227)	—	—	—	—	(4,227)

	$—	$(4,227)	$104,389	$1,924	$(4,275)	$—	$97,811

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,130,343
Average notional value of contracts — short	37,894,031
Options:
Average value of option contracts purchased	—(a)
Credit default swaps:
Average notional value — buy protection	1,502,500
Average notional value — sell protection	509,500

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$8,865	$7,320
Swaps — Centrally cleared	—	1,082
Swaps — OTC (a)	7,544	11,557

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$16,409	$19,959
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(8,865)	(8,402)

Total derivative assets and liabilities subject to an MNA	$7,544	$11,557

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank NA	$233	$(233)	$—	$—	$—
Morgan Stanley & Co. International plc	7,311	(7,311)	—	—	—

	$7,544	$(7,544)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
JPMorgan Chase Bank NA	$4,213	$(233)	$—	$—	$3,980
Morgan Stanley & Co. International plc	7,344	(7,311)	—	—	33

	$11,557	$(7,544)	$—	$—	$4,013

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Income Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$32,539,529	$—	$32,539,529
Corporate Bonds (a)	—	197,456,568	—	197,456,568
Equity-Linked Notes (a)	—	12,109,687	—	12,109,687
Foreign Agency Obligations (a)	—	448,133	—	448,133
Investment Companies	106,973,914	—	—	106,973,914
Preferred Securities:
Banks	356,480	2,748,806	—	3,105,286
Capital Markets	1,090,800	846,395	—	1,937,195
Commercial Services & Supplies	—	70,696	—	70,696
Consumer Finance	29,340	1,043,266	—	1,072,606
Diversified Financial Services	—	498,750	—	498,750
Insurance	—	620,104	—	620,104
Oil, Gas & Consumable Fuels	—	1,567,217	—	1,567,217
Short-Term Securities	18,970,459	—	—	18,970,459

	$127,420,993	$249,949,151	$—	$377,370,144

Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$7,311	$—	$7,311
Equity contracts	15,122	—	—	15,122
Foreign currency exchange contracts	1,538	—	—	1,538
Interest rate contracts	183,019	—	—	183,019
Liabilities:
Credit contracts	—	(8,468)	—	(8,468)
Foreign currency exchange contracts	(3,156)	—	—	(3,156)
Interest rate contracts	(663,747)	—	—	(663,747)

	$(467,224)	$(1,157)	$—	$(468,381)

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Managed Income Fund

ASSETS
Investments at value — unaffiliated (cost — $247,682,082)	$253,719,282
Investments at value — affiliated (cost — $122,713,084)	123,650,862
Cash	43,353
Cash pledged:
Futures contracts	271,000
Centrally cleared swaps	14,000
Foreign currency at value (cost — $97,739)	98,314
Receivables:
Investments sold	704,443
Securities lending income — affiliated	9
Capital shares sold	1,106,590
Dividends — affiliated	412,347
Dividends — unaffiliated	15,818
Interest — unaffiliated	2,165,492
From the Manager	20,072
Variation margin on futures contracts	8,865
Swap premiums paid	233
Unrealized appreciation on:
OTC swaps	7,311
Prepaid expenses	55,769
Other assets	988

Total assets	382,294,748

LIABILITIES
Payables:
Investments purchased	1,080,782
Board realignment and consolidation	1,194
Capital shares redeemed	427,971
Income dividend distributions	57,549
Investment advisory fees	81,698
Trustees’ and Officer’s fees	4,488
Other affiliates	52
Professional fees	105,676
Service and distribution fees	42,745
Variation margin on futures contracts	7,320
Variation margin on centrally cleared swaps	1,082
Other accrued expenses	270,247
Swap premiums received	8,459
Unrealized depreciation on:
OTC swaps	3,098

Total liabilities	2,092,361

NET ASSETS	$380,202,387

NET ASSETS CONSIST OF
Paid-in capital	$375,415,340
Accumulated earnings	4,787,047

NET ASSETS	$380,202,387

NET ASSET VALUE
Institutional — Based on net assets of $156,781,347 and 15,722,806 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.97

Investor A — Based on net assets of $142,843,221 and 14,321,093 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.97

Investor C — Based on net assets of $17,784,673 and 1,781,792 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.98

Class K — Based on net assets of $62,793,146 and 6,280,623 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.00

See notes to financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Managed Income Fund

INVESTMENT INCOME
Dividends — affiliated	$2,943,563
Dividends — unaffiliated	94,465
Interest — unaffiliated	4,575,901
Securities lending income — affiliated — net	36
Foreign taxes withheld	(569)

Total investment income	7,613,396

EXPENSES
Investment advisory	585,030
Service and distribution — class specific	232,197
Transfer agent — class specific	107,908
Administration	71,041
Professional	54,797
Registration	43,403
Administration — class specific	33,428
Printing	27,622
Accounting services	26,193
Custodian	13,037
Trustees and Officer	7,958
Miscellaneous	21,267

Total expenses	1,223,881
Less:
Administration fees waived — class specific	(33,423)
Fees waived and/or reimbursed by the Manager	(354,118)
Transfer agent fees waived and/or reimbursed — class specific	(39,336)

Total expenses after fees waived and/or reimbursed	797,004

Net investment income	6,816,392

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	249,183
Investments — unaffiliated	(206,685)
Foreign currency transactions	2,154
Futures contracts	(548,754)
Swaps	(5,502)

(509,604)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	3,635,206
Investments — unaffiliated	9,807,391
Foreign currency translations	581
Futures contracts	102,038
Swaps	(4,227)

13,540,989

Net realized and unrealized gain	13,031,385

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,847,777

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Changes in Net Assets

	BlackRock Managed Income Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,816,392	$8,536,095
Net realized loss	(509,604)	(1,330,297)
Net change in unrealized appreciation (depreciation)	13,540,989	(9,472,926)

Net increase (decrease) in net assets resulting from operations	19,847,777	(2,267,128)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Institutional	(2,391,949)	(3,135,644)
Investor A	(2,122,384)	(3,237,295)
Investor C	(191,754)	(225,768)
Class K	(1,108,553)	(2,509,731)

Decrease in net assets resulting from distributions to shareholders	(5,814,640)	(9,108,438)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	69,938,687	132,795,496

NET ASSETS
Total increase in net assets	83,971,824	121,419,930
Beginning of period	296,230,563	174,810,633

End of period	$380,202,387	$296,230,563

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Institutional
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017		2016	2015	2014

Net asset value, beginning of period	$9.56	$10.02	$9.95	$10.10	$9.61	$9.81	$10.12

Net investment income (a)	0.20	0.40	0.37	0.10	0.28	0.29	0.34
Net realized and unrealized gain (loss)	0.39	(0.46)	0.15	(0.04)	0.48	(0.21)	0.40

Net increase (decrease) from investment operations	0.59	(0.06)	0.52	0.06	0.76	0.08	0.74

Distributions (b)
From net investment income	(0.18)	(0.38)	(0.37)	(0.08)	(0.27)	(0.28)	(0.33)
From net realized gain	—	(0.02)	(0.08)	(0.13)	—	—	(0.72)

Total distributions	(0.18)	(0.40)	(0.45)	(0.21)	(0.27)	(0.28)	(1.05)

Net asset value, end of period	$9.97	$9.56	$10.02	$9.95	$10.10	$9.61	$9.81

Total Return (c)
Based on net asset value	6.17%(d)	(0.57)%	5.29%	0.60%(d)	8.06%	0.75%	7.75%

Ratios to Average Net Assets (e)
Total expenses (f)	0.62%(g)	0.72%	1.03%	1.26%(g)	0.84%	0.99%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.35%(g)	0.27%	0.38%	0.36%(g)	0.52%	0.55%	0.57%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.35%(g)	0.27%	0.38%	0.36%(g)	0.52%	0.55%	0.55%

Net investment income	4.21%(g)	4.09%	3.74%	3.82%(g)	2.85%	2.92%	3.50%

Supplemental Data
Net assets, end of period (000)	$156,781	$117,904	$51,542	$23,083	$15,100	$8,135	$5,755

Portfolio turnover rate (h)	23%	79%	68%	74%	67%	74%	70%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017		2016	2015	2014

Investments in underlying funds	0.17%	0.17%	0.18%	0.22%	0.01%	0.01%	0.01%

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017		2016	2015	2014

Expense ratios	N/A	N/A	N/A	N/A	N/A	0.98%	N/A

(g) Annualized. (h) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017		2016	2015	2014

Portfolio turnover rate (including equity-linked notes)	32%	100%	96%	75%	—%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Investor A
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017		2016	2015	2014

Net asset value, beginning of period	$9.56	$10.02	$9.95	$10.10	$9.61	$9.81	$10.14

Net investment income (a)	0.19	0.38	0.35	0.09	0.25	0.25	0.32
Net realized and unrealized gain (loss)	0.38	(0.46)	0.15	(0.04)	0.48	(0.21)	0.37

Net increase (decrease) from investment operations	0.57	(0.08)	0.50	0.05	0.73	0.04	0.69

Distributions (b)
From net investment income	(0.16)	(0.36)	(0.35)	(0.07)	(0.24)	(0.24)	(0.30)
From net realized gain	—	(0.02)	(0.08)	(0.13)	—	—	(0.72)

Total distributions	(0.16)	(0.38)	(0.43)	(0.20)	(0.24)	(0.24)	(1.02)

Net asset value, end of period	$9.97	$9.56	$10.02	$9.95	$10.10	$9.61	$9.81

Total Return (c)
Based on net asset value	6.03%(d)	(0.82)%	5.03%	0.54%(d)	7.74%	0.40%	7.20%

Ratios to Average Net Assets (e)
Total expenses (f)	0.84%(g)	0.95%	1.26%	1.50%(g)	1.11%	1.31%	1.29%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.60%(g)	0.52%	0.63%	0.61%(g)	0.82%	0.90%	0.92%

Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	0.60%(g)	0.52%	0.63%	0.61%(g)	0.82%	0.90%	0.90%

Net investment income	3.96%(g)	3.83%	3.45%	3.52%(g)	2.56%	2.55%	3.19%

Supplemental Data
Net assets, end of period (000)	$142,843	$107,314	$59,591	$33,604	$29,957	$21,251	$8,854

Portfolio turnover rate (h)	23%	79%	68%	74%	67%	74%	70%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017		2016	2015	2014

Investments in underlying funds	0.17%	0.17%	0.18%	0.22%	0.01%	0.01%	0.01%

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to	Year Ended September 30,
		2018	2017	12/31/16	2016	2015	2014

Expense ratios	N/A	N/A	N/A	N/A	N/A	1.30%	1.26%

(g) Annualized. (h) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017		2016	2015	2014

Portfolio turnover rate (including equity-linked notes)	32%	100%	96%	75%	—%	—%	—%

See notes to financial statements.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Investor C

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/03/16 (a) to 12/31/16
		2018	2017

Net asset value, beginning of period	$9.56	$10.03	$9.96	$10.10

Net investment income (b)	0.16	0.31	0.28	0.07
Net realized and unrealized gain (loss)	0.39	(0.48)	0.14	(0.03)

Net increase (decrease) from investment operations	0.55	(0.17)	0.42	0.04

Distributions (c)
From net investment income	(0.13)	(0.28)	(0.27)	(0.05)
From net realized gain	—	(0.02)	(0.08)	(0.13)

Total distributions	(0.13)	(0.30)	(0.35)	(0.18)

Net asset value, end of period	$9.98	$9.56	$10.03	$9.96

Total Return (d)
Based on net asset value	5.74%(e)	(1.67)%	4.24%	0.43%(e)

Ratios to Average Net Assets (f)
Total expenses	1.62%(g)	1.74%	1.95%	2.12%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.35%(g)	1.28%	1.38%	1.26%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.35%(g)	1.28%	1.38%	1.26%(g)

Net investment income	3.20%(g)	3.11%	2.75%	2.76%(g)

Supplemental Data
Net assets, end of period (000)	$17,785	$11,983	$4,122	$693

Portfolio turnover rate (h)	23%	79%	68%	74%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/03/16 (a) to 12/31/16
		2018	2017

Investments in underlying funds	0.17%	0.17%	0.18%	0.22%

(g) Annualized. (h) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/03/16 (a) to 12/31/16
		2018	2017

Portfolio turnover rate (including equity-linked notes)	32%	100%	96%	75%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Class K
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017		2016	2015	2014

Net asset value, beginning of period	$9.58	$10.05	$9.97	$10.12	$9.63	$9.83	$10.14

Net investment income (a)	0.21	0.41	0.38	0.10	0.29	0.30	0.35
Net realized and unrealized gain (loss)	0.39	(0.47)	0.16	(0.04)	0.48	(0.22)	0.39

Net increase (decrease) from investment operations	0.60	(0.06)	0.54	0.06	0.77	0.08	0.74

Distributions (b)
From net investment income	(0.18)	(0.39)	(0.38)	(0.08)	(0.28)	(0.28)	(0.33)
From net realized gain	—	(0.02)	(0.08)	(0.13)	—	—	(0.72)

Total distributions	(0.18)	(0.41)	(0.46)	(0.21)	(0.28)	(0.28)	(1.05)

Net asset value, end of period	$10.00	$9.58	$10.05	$9.97	$10.12	$9.63	$9.83

Total Return (c)
Based on net asset value	6.29%(d)	(0.61)%	5.45%	0.62%(d)	8.12%	0.83%	7.83%

Ratios to Average Net Assets (e)
Total expenses	0.53%(f)	0.64%	0.87%	1.07%(f)	0.72%	0.89%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.30%(f)	0.22%	0.33%	0.31%(f)	0.45%	0.45%	0.47%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.30%(f)	0.22%	0.33%	0.31%(f)	0.45%	0.45%	0.45%

Net investment income	4.26%(f)	4.10%	3.76%	3.86%(f)	2.95%	3.04%	3.58%

Supplemental Data
Net assets, end of period (000)	$62,793	$59,030	$59,555	$54,321	$54,344	$50,141	$63,576

Portfolio turnover rate (g)	23%	79%	68%	74%	67%	74%	70%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017		2016	2015	2014

Investments in underlying funds	0.17%	0.17%	0.18%	0.22%	0.01%	0.01%	0.01%

(f) Annualized. (g) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017		2016	2015	2014

Portfolio turnover rate (including equity-linked notes)	32%	100%	96%	75%	—%	—%	—%

See notes to financial statements.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Managed Income Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (the “NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the current reporting period ended June 30, 2019. The cost basis of securities at December 31, 2018 has been

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

adjusted to $299,340,138. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. The Fund’s pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.35%
$1 Billion — $2 Billion	0.34
$2 Billion — $3 Billion	0.33
Greater than $3 Billion	0.32

Effective February 22, 2019, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution and Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Distribution Fees	Service Fees
Investor A	—%	0.25%
Investor C	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Investor A	$158,145
Investor C	74,052
$232,197

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$13,250
Investor A	12,651
Investor C	1,481
Class K	6,046
$33,428

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$115
Investor A	709
Investor C	189
Class K	40
$1,053

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$59,175
Investor A	41,230
Investor C	7,153
Class K	350
$107,908

Other Fees: For the six months ended June 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $11,934.

For the six months ended June 30, 2019, affiliates received CDSCs as follows:

Investor A	$9,191
Investor C	1,298

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $2,831.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the Manager waived $153,853 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.45%
Investor A	0.70
Investor C	1.45
Class K	0.40

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit Other Expenses of the Fund, excluding dividend expense, interest expense and certain other fund expenses. The expense limitation as a percentage of average daily net assets is 0.09% for Institutional, Investor A and Investor C Shares and 0.04% for Class K Shares. The Manager has agreed not to reduce or discontinue the contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived/reimbursed $126,403 pursuant to this arrangement, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the administration fees waived at the fund level were $71,031 for the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/ or reimbursements were as follows:

Administration Fees Waived
Institutional	$13,248
Investor A	12,649
Investor C	1,481
Class K	6,045
$33,423

Transfer Agent Fees Waived and/or Reimbursed

Institutional	$26,006
Investor A	$9,541
Investor C	$3,439
Class K	$350
$39,336

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

As of June 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020	2021
Fund Level	$663,767	$480,338	$197,434
Institutional	45,557	34,568	39,254
Investor A	53,887	27,846	22,190
Investor C	534	4,934	4,920
Class K	11,320	12,385	6,395

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $8 for securities lending agent services.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$—
Sales	76,616
Net Realized Gain	2,414

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, and excluding short-term securities and equity-linked notes, were $127,573,151 and $72,925,909, respectively.

For the six months ended June 30, 2019, purchases and sales related to equity-linked notes were $33,806,047 and $30,877,521, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$370,563,366

Gross unrealized appreciation	$8,379,645
Gross unrealized depreciation	(2,041,248)

Net unrealized appreciation	$6,338,397

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,587,161	$64,617,015	12,318,111	$120,518,405
Shares issued in reinvestment of distributions	242,535	2,389,580	320,369	3,130,285
Shares redeemed	(3,445,381)	(33,708,355)	(5,442,547)	(53,325,917)

Net increase	3,384,315	$33,298,240	7,195,933	$70,322,773

Investor A
Shares sold and automatic conversion of shares	4,967,654	$48,658,402	8,634,087	$84,953,043
Shares issued in reinvestment of distributions	211,183	2,081,122	326,398	3,193,277
Shares redeemed	(2,085,757)	(20,468,615)	(3,677,947)	(36,153,773)

Net increase	3,093,080	$30,270,909	5,282,538	$51,992,547

Investor C
Shares sold	642,772	$6,307,107	1,006,883	$9,868,377
Shares issued in reinvestment of distributions	18,140	178,925	22,455	219,069
Shares redeemed and automatic conversion of shares	(131,989)	(1,292,589)	(187,459)	(1,851,256)

Net increase	528,923	$5,193,443	841,879	$8,236,190

Class K
Shares sold	264,477	$2,599,368	1,206,570	$11,939,373
Shares issued in reinvestment of distributions	84,720	836,550	192,238	1,889,441
Shares redeemed	(230,444)	(2,259,823)	(1,164,779)	(11,584,828)

Net increase	118,753	$1,176,095	234,029	$2,243,986

Total Net Increase	7,125,071	$69,938,687	13,554,379	$132,795,496

As of June 30, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 19,802 Investor C Shares of Managed Income Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Managed Income Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that the Fund is party to an expense limitation agreement pursuant to which BlackRock has agreed to reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on February 20-21, 2019 (the “Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, and BlackRock International Limited (the “Sub-Advisor”) with respect to BlackRock Managed Income Fund (the “Fund”), a series of the Trust. The Sub-Advisory Agreement was substantially the same as sub-advisory agreements that had previously been approved by the Board with respect to certain other portfolios of the Trust.

On the date of the Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Consistent with the requirements of the 1940 Act, the Board considers the initial approval of the Sub-Advisory Agreement.

At the Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The Board previously met in person on May 8, 2018 (the “May 2018 Meeting”) to consider the approval of the continuation of the Trust’s investment advisory agreement (the “Advisory Agreement”) with the Manager on behalf of the Fund. At the May 2018 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement with respect to the Fund for a one-year term ending June 30, 2019. A discussion of the basis for the Board’s approval of the Advisory Agreement at the May 2018 Meeting is included in the semi-annual shareholder report for the Fund for the period ended June 30, 2018. The factors considered by the Board at the Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May 2018 Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	49

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Form N-PORT and N-Q are available on the SEC’s website at http://www. sec.gov.The Fund’s Form N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	51

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

CHF	Swiss Franc

EUR	Euro

USD	United States Dollar

Portfolio Abbreviations

CDX	Credit Default Swap Index

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

OTC	Over-the-counter

S&P	S&P Global Ratings

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS	53

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIIP-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: September 3, 2019

4